Exhibit 99.2

Longeveron Announces Closing Of Up To $17.5 Million Public Offering

$5.0 million upfront with up to an additional $12.5 million of potential aggregate gross proceeds upon the exercise in full of short-term warrants

MIAMI, August 11, 2025 (GLOBE NEWSWIRE) -- Longeveron Inc. (NASDAQ: LGVN) (“Longeveron” or “Company”), a clinical stage regenerative medicine biotechnology company developing cellular therapies for life-threatening, rare pediatric and chronic aging-related conditions, today announced the closing of its previously announced public offering of 5,882,354 of the Company’s Class A common stock (or pre-funded warrants in lieu thereof), together with short-term warrants to purchase up to 14,705,885 shares of Class A common stock at a combined public offering price of $0.85 per share of Class A common stock (or pre-funded warrant in lieu thereof) and accompanying short-term warrants. The short-term warrants have an exercise price of $0.85 per share and are immediately exercisable upon issuance for a period of twenty-four months following the date of issuance. Certain board members and insiders of the Company participated in the offering on the same terms and conditions.

H.C. Wainwright & Co. acted as the exclusive placement agent for the offering.

The gross proceeds to the Company from the offering, before deducting the placement agent’s fees and other offering expenses payable by the Company, were approximately $5.0 million. The potential additional gross proceeds to the Company from the short-term warrants, if fully-exercised on a cash basis, will be approximately $12.5 million. No assurance can be given that any of such short-term warrants will be exercised. The Company intends to use the net proceeds from the offering for funding for its ongoing clinical and regulatory development of laromestrocel for the treatment of several disease states and indications, including HLHS, Alzheimer’s disease, and pediatric DCM, obtaining regulatory approvals, advancing CMC activities to support BLA readiness, capital expenditures, working capital and other general corporate purposes.

The securities described above were offered by the Company pursuant to a registration statement on Form S-1 (File No. 333-289210) originally filed with the Securities and Exchange Commission (the “SEC”) on August 4, 2025, as amended, which became effective on August 8, 2025. The offering was made only by means of a prospectus forming a part of the effective registration statement relating to the offering. Electronic copies of the final prospectus may be obtained on the SEC’s website at http://www.sec.gov or by contacting H.C. Wainwright & Co., LLC at 430 Park Avenue, 3rd Floor, New York, NY 10022, by phone at (212) 856-5711 or e-mail at placements@hcwco.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Longeveron Inc.

Longeveron is a clinical stage biotechnology company developing regenerative medicines to address unmet medical needs. The Company’s lead investigational product is laromestrocel (Lomecel-B™), an allogeneic mesenchymal stem cell (MSC) therapy product isolated from the bone marrow of young, healthy adult donors. Laromestrocel has multiple potential mechanisms of action encompassing pro-vascular, pro-regenerative, anti-inflammatory, and tissue repair and healing effects with broad potential applications across a spectrum of disease areas. Longeveron is currently pursuing four pipeline indications: hypoplastic left heart syndrome (HLHS), Alzheimer’s disease, Pediatric Dilated Cardiomyopathy (DCM), and Aging-related Frailty. Laromestrocel development programs have received five distinct and important FDA designations: for the HLHS program - Orphan Drug designation, Fast Track designation, and Rare Pediatric Disease designation; and, for the AD program - Regenerative Medicine Advanced Therapy (RMAT) designation and Fast Track designation. For more information, visit www.longeveron.com or follow Longeveron on LinkedIn, X, and Instagram.

Forward-Looking Statements:

Certain statements in this press release that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which reflect management’s current expectations, assumptions, and estimates of future operations, performance and economic conditions, and involve known and unknown risks, uncertainties, and other important factors that could cause actual results, performance, or achievements to differ materially from those anticipated, expressed, or implied by the statements made herein. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expects,” “intend,” “looks to,” “may,” “on condition,” “plan,” “potential,” “predict,” “preliminary,” “project,” “see,” “should,” “target,” “will,” “would,” or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances, or effects and include, but are not limited to, statements regarding the anticipated use of proceeds from the offering, the exercise of the short-term warrants prior to their expiration and statements regarding the various below-listed factors. Factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statements in this release include, but are not limited to, market and other conditions, our cash position and need to raise additional capital, the difficulties we may face in obtaining access to capital, and the dilutive impact it may have on our investors; our financial performance, and ability to continue as a going concern; the period over which we estimate our existing cash and cash equivalents will be sufficient to fund our future operating expenses and capital expenditure requirements; the ability of our clinical trials to demonstrate safety and efficacy of our product candidates, and other positive results; the timing and focus of our ongoing and future preclinical studies and clinical trials, and the reporting of data from those studies and trials; the size of the market opportunity for certain of our product candidates, including our estimates of the number of patients who suffer from the diseases we are targeting; our ability to scale production and commercialize the product candidate for certain indications; the success of competing therapies that are or may become available; the beneficial characteristics, safety, efficacy and therapeutic effects of our product candidates; our ability to obtain and maintain regulatory approval of our product candidates in the U.S. and other jurisdictions; our plans relating to the further development of our product candidates, including additional disease states or indications we may pursue; our plans and ability to obtain or protect intellectual property rights, including extensions of existing patent terms where available and our ability to avoid infringing the intellectual property rights of others; the need to hire additional personnel and our ability to attract and retain such personnel; and our estimates regarding expenses, future revenue, capital requirements and needs for additional financing.

Further information relating to factors that may impact the Company’s results and forward-looking statements are disclosed in the Company’s filings with the Securities and Exchange Commission, including Longeveron’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission on February 28, 2025, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. The Company operates in highly competitive and rapidly changing environment; therefore, new factors may arise, and it is not possible for the Company’s management to predict all such factors that may arise nor assess the impact of such factors or the extent to which any individual factor or combination thereof, may cause results to differ materially from those contained in any forward-looking statements. The forward-looking statements contained in this press release are made as of the date of this press release based on information available as of the date of this press release, are inherently uncertain, and the Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor and Media Contact:

Derek Cole

Investor Relations Advisory Solutions

derek.cole@iradvisory.com

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